SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 23, 2007

GLOBAL INK SUPPLY COMPANY.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117114	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 S. Robertson Boulevard		90211
Beverly Hills, California
(Address of Principal Executive Offices)		(Zip Code)

(310) -901-8252-------
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Change in Control of Registrant

On October 18, 2007, Emmanuel Strategic Partners, Inc. acquired 5,000,000 shares of the Registrant's common stock from David Wolstenholme which resulted in a change of control with respect to the Registrant's stock ownership and a replacement director was appointed to the Registrant.

Item 5.02	Departure of Directors or Principal Officers

On October 18, 2007, the Company accepted the resignations of David Wolstenholme as the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors. This resignation did not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.  Effective as of the same date the Company elected and appointed Andrew W. Baum as Chairman, Chief Executive and Interim Chief Financial Officer.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GLOBAL INK SUPPLY COMPANY.

Date: October 18, 2007	By:	/s/ Andrew W. Baum

Andrew W. Baum
Chief Executive Officer